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                                                                    EXHIBIT 99.2

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with this annual report on Form 11-K for the fiscal year ended December 31, 2002 as filed on behalf of the King Pharmaceuticals, Inc. 401(k) Retirement Savings Plan (the "Plan"), I, James R. Lattanzi, Chief Financial Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 30, 2003

                                                    /s/ James R. Lattanzi
                                                    ----------------------------
                                                    James R. Lattanzi
                                                    Chief Financial Officer